Q1 2026 Financial Results and Business Updates May 14, 2026 Autolus.com For Investor communication only. Not for use in product promotion. Not for further distribution. EX-99.2

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to: statements regarding Autolus’ development and commercialization of its product candidates; Autolus' manufacturing, sales and marketing plans for AUCATZYL, including expectations regarding the commercial launch in the United States and the ability to reach patients in a timely manner; the amount and timing of milestone payments under Autolus' collaboration and license agreements; and future development plans of obe-cel, including the timing or likelihood of expansion into additional markets or geographies and related regulatory approvals. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: Autolus' ability to maintain regulatory approval of AUCATZYL; its ability to execute its commercialization strategy for AUCATZYL; its ability to develop, manufacture and commercialize its other product candidates and the timing or likelihood of expansion of AUCATZYL into additional markets or geographies; Autolus' ability to maintain a commercial infrastructure and to successfully launch, market and sell AUCATZYL; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; the labelling for AUCATZYL/obe-cel in any future indication or patient population, if approved; the potential for payors to delay, limit or deny coverage for AUCATZYL; Autolus' ability to obtain, maintain and enforce intellectual property protection for AUCATZYL or any product candidates it is developing; the results of clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 27, 2026, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 2 Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Agenda 3 • Welcome and Introduction: Amanda Cray, ED, Investor Relations & External Communications • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 4 AUCATZYL® is gaining traction in US and UK markets AUCATZYL Global Net Product Revenue Q1 2026: $26.2 million Developing and Delivering a New Generation of T Cell Therapies • Penetration into US market deepening with positive physician experience – as highlighted in recently reported ROCCA data & Autolus ALL investor event • Early in UK launch, interest and awareness of AUCATZYL is high 2026 Expectations FY 2026 Net Product Revenue: $120-$135 million Shift to positive gross margin in 2026 based on increasing volumes and improved manufacturing plant operation Increase commercial footprint in the US to more than 80 treatment centers and ongoing launch in the UK

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Path to profitability in the ALL business Developing and Delivering a New Generation of T Cell Therapies Optimizing the operating model and driving cost efficiency 5 Cost reduction initiatives aimed at driving gross profit margin improvements Reduction in force affecting approximately 13% of existing overall workforce Doubling manufacturing of products for commercial and clinical trial patients in 2026 Actions expected to reduce operating expenses by approximately $15 million on an annualized basis beginning in 2027 while product revenues are increasing Peak: expect gross profit margin of 65-70% Optimization: Improve efficiency and increase volumes to drive margins Launch: Establish consistent and high- quality product supply and service

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 6 Pipeline-in-a-product: expanding obe-cel's potential beyond adult B-ALL Indication Trial Status Pediatric r/r B-ALL CATULUS Phase 1/2 Systemic Lupus (SLE) CARLYSLE Phase 1 Lupus Nephritis (LN) LUMINA Phase 2 Progressive Multiple Sclerosis BOBCAT Phase 1 Oncology Autoimmune • Investigator-sponsored trials in earlier line settings of acute lymphoblastic leukemia (ALL) • Real world experience obe-cel data being generated by ROCCA Consortium in r/r aALL Developing and Delivering a New Generation of T Cell Therapies Phase 2 expansion enrolling; data expected at end of 2027 Aligned with FDA on protocol design to support potential registration Phase 2 enrolling; data expected in 2028 Aligned with FDA on protocol design to support potential registration Supported by external opportunities: Initial data reported; longer-term follow up expected at end of 2026 Phase 1 enrolling; initial data expected at end of 2026; full data in 2027

Financial Results

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Financial summary – key metrics* USD ($’ 000) Q1 2026 Q1 2025 Variance Product revenue, net 26,218 8,982 17,236 Cost and operating expenses: Cost of sales (24,568) (17,951) (6,617) Research and development expenses, net (21,210) (26,734) 5,524 Selling, general and administrative expenses (39,953) (29,537) (10,416) Loss from operations (59,513) (65,240) 5,727 Total comprehensive loss (72,869) (59,093) (13,776) 8 *Select metrics only; for full financials please refer to the Company’s 10-Q filing Based on current operating plans, including anticipated AUCATZYL® net revenues, Autolus expects that its current and projected cash, cash equivalents and marketable securities will be sufficient to fund the Company’s operations into Q4 2027. $229.4M** as of March 31, 2026 **Cash, cash equivalents and marketable securities Developing and Delivering a New Generation of T Cell Therapies

Upcoming news flow

Upcoming milestones Anticipated Milestone or Catalyst Anticipated Timing Longer-term follow up data from CARLYSLE trial Year End 2026 Initial clinical data from BOBCAT Phase 1 trial in progressive MS Year End 2026 Initial clinical data from ALARIC Phase 1 trial in AL amyloidosis (UCL collab) Year End 2026 BOBCAT trial Phase 1 full data 2027 CATULUS trial pediatric Phase 2 data Year End 2027 LUMINA trial LN Phase 2 data 2028 Obe-cel Oncology Obe-cel Autoimmune/B cell Mediated Disease 10 Developing and Delivering a New Generation of T Cell Therapies

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